UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 1, 2006

                              --------------------


                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                        (Formerly PharmaFrontiers Corp.)

                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

        000-25513                                        76-0333165
        ---------                                        ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

      2635 N. Crescent Ridge Drive
          The Woodlands, Texas                             77381
          --------------------                             -----
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 1, 2006, Registrant announced that its common shares will be listed and begin trading on the NASDAQ Global Market. The Company's trading symbol, OPXA, will remain unchanged. Opexa's common shares will no longer be listed on the OTC Bulletin Board. A copy of the press release is attached as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.      Description
-----------      -----------

99.1             Press release issued September 1, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                OPEXA THERAPEUTICS, INC.

                                By: /s/ David B. McWilliams
                                    --------------------------------------------
                                    David B. McWilliams, Chief Executive Officer

DATE: September 1, 2006

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press release issued September 1, 2006